                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Majestic Investor Holdings, LLC and Majestic Investor Capital Corp. (collectively, the "Registrant") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Don H. Barden, Chairman, President and Chief Executive Officer of Majestic Investor Holdings, LLC and Majestic Investor Capital Corp., certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By:      /s/ Don H. Barden
         -----------------------------------
         Don H. Barden, Chairman, President
         and Chief Executive Officer of
         Majestic Investor Holdings, LLC and
         Majestic Investor Capital Corp.
         November 13, 2002










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